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                                                                   Exhibit 10.15





     On December 3, 2004, the Leadership and Compensation Committee of the Board of Directors of Nashua Corporation approved the following 2005 annual base salaries for the Company's named executive officers (as defined in Item 402(a)(3) of Regulation S-K):

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

Name and Position                                               2005 Base Salary
-----------------                                               ----------------
Andrew B. Albert ..............................................    $450,000
   Chairman, President and Chief Executive Officer

John L. Patenaude .............................................    $220,000
   Vice President - Finance, Chief Financial Officer and Treasurer

Thomas R. Pagel ...............................................    $210,000
   Vice President
   President, Label Products Division

Donna J. DiGiovine ............................................    $215,000
   Vice President
   President, Coated Paper Division
   President, Toner Products Division

Margaret S. Adams .............................................    $215,000
   Vice President, Chief Information Officer
   President, Converted Paper Division

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